UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2025

GD Culture Group Limited

(Exact name of Company as specified in charter)

Nevada	001-37513	47-3709051
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22F - 810 Seventh Avenue,

New York, NY 10019

(Address of principal executive offices) (Zip code)

+1-347-2590292

(Registrant’s Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	GDC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed, on September 10, 2025, GD Culture Group Limited, a Nevada corporation (the “Company”), Pallas Capital Holding Ltd, a British Virgin Islands company (the “Target”), Yan Wang, Qing Wang, WEALTHY CONCORD LIMITED, East Valley Technology Limited, Ocean Harbor Technology Limited, WIN SUPERB INTERNATIONAL LIMITED, DIVINE SKY INTERNATIONAL LIMITED, FORTUNE LIGHT ENTERPRISES LIMITED, PERFECT LINKAGE GROUP LIMITED, PRIMAL CRYSTAL LIMITED (each a “Seller” and, collectively the “Sellers”), entered into a share exchange agreement (the “Agreement”), pursuant to which the Company will acquire 100% of the issued and outstanding ordinary shares of the Target from the Sellers (the “Transaction”) in exchange for an aggregate of 39,189,344 shares of common stock, par value $0.0001 per share, of the Company.

The Transaction contemplated by the Agreement closed on September 29, 2025.

The information disclosed in Item 3.02 below is incorporated by reference into this Item 2.01.

Item 3.02 Unregistered Sales of Equity Securities.

The Agreement was described and discussed in greater details in the Company’s Current Report on Form 8-K filed with the United States Securities and Exchange Commission on September 16, 2025.

Pursuant to the Agreement, the Company’s issuances of shares of common stock were exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof, and Regulation D for transactions not involving a public offering or Regulation S thereunder, as applicable. Each Sellers was required to represent that it is (i) either an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act or, in the case of the shares of common stock sold outside the United States, not a “U.S. person” in accordance with Regulation S under the Securities Act and (ii) acquired the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The Company did not engage in general solicitation or advertising and did not offer securities to the public in connection with the issuance and sale of shares of common stock described in this report.

The shares of common stock issued in the Transaction have not been registered under the Securities Act and none of such Securities may be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. The shares of common stock are subject to transfer restrictions, and the certificates evidencing the securities will contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Neither this Current Report on Form 8-K nor any of the exhibits attached hereto will constitute an offer to sell or the solicitation of an offer to buy shares of common stock or any other securities of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GD CULTURE GROUP LIMITED

Date: October 2, 2025	By:	/s/ Xiaojian Wang
	Name:	Xiaojian Wang
	Title:	Chief Executive Officer, President and Chairman of the Board

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